united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Eric Kane 80 Arkay Drive, Suite 110, Hauppauge, New York, 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/20

Item 1. Reports to Stockholders.

Newfound Risk Managed Global Sectors Fund
Class A Shares NFGAX
Class I Shares NFGIX

Newfound Multi-Asset Income Fund
Class A Shares NFMAX
Class I Shares NFMIX

Newfound Risk Managed U.S. Sectors Fund
Class A Shares NFDAX
Class I Shares NFDIX

Annual Report

March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.thinknewfoundfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholders,

We are pleased to provide our sixth Annual Letter to Shareholders.

The first 11 months of the Funds’ fiscal year (March 2019 to March 2020) were a relatively benign time in the markets, so we will focus the majority of this letter discussing the other 99%.

Yes, we understand that one month does not make up 99% of a year, but it can feel like it does sometimes, especially when multiple areas of life are turned upside down.

The COVID-19 crisis has shed light on many areas of the global economy that had latent, correlated risks. The beginnings of the pandemic led to large declines in nearly all sectors of the global equity markets, high yield bonds, oil, and other energy commodities, and even often-perceived safer assets like investment-grade corporate bonds.

The risks of COVID-19 have led to the largest market moves since the Financial Crisis in 2007-09. In fact, 5 of the 10 largest absolute one day returns in the S&P 500 since the start of 2007 occurred in March 2020. The other 5 happened over the period from September to December 2008.

The VIX1 spiked to 82.7 in March 2020. For the Funds’ fiscal year up to February 21, 2020, the highest level the VIX achieved was just under 25. The highest level the VIX had ever achieved from 1990 until it hit the high in March 2020 was 81 in November 2008.

Since the market bottom in 2009, we have been in the longest bull market in U.S. history. But this is how risk operates. There are periods of calm where risk management seems like a constant drag on portfolio returns. Then, often suddenly, a perfect storm of risk factors hit, and portfolios that were not prepared are left with severe and potentially lasting damage.

While it is easy to say that this time is different than every other market downturn – and indeed there are many “firsts” – there are many similarities in terms of risk management. We are not virologists by any stretch of the imagination, but we are risk managers at our core, and we would like to share some of our views of risk management that can be helpful in assessing performance of risk-managed strategies and positioning portfolios for the risks that will inevitably be present in the future.

[1]	The CBOE Volatility Index (“VIX”) is a popular measured of the implied volatility of S&P 500 index options. Often referred to as the fear index or fear gauge, the VIX represents one measure of the market’s expectation of stock market volatility over the next 30-day period.

The State of Risk Management

At the end of Q1 2020, we wrote a research piece entitled, One Hedge to Rule Them All.2 In this research, we examined the historical performance of a variety of risk management strategies and how they fared as the COVID-19 crisis unfolded.

Many of the strategies can be likened to insurance policies. Consider the prospects of buying a vacation home in a hurricane zone. There are many ways you could try to manage the risk of a catastrophic loss.

You could buy insurance. This would be like buying put options or a collar to protect your equity portfolio. You pay a premium upfront for a payoff in the event of a loss. The downside is that you pay the premium regardless of whether a disaster ever occurs. Additionally, there is the risk that the premiums spike in the future if insurance companies find that offering this type of protection is unprofitable.

Instead of insurance, you could opt for a property further inland, but still with convenient beach access. This would be akin to a fixed income allocation. You take some risk off the table, but also lose out on the waterfront views and other advantages of being right on the beach.

Another option would be to split your funds in half and buy two smaller places in different states, reducing the chances of your entire investment getting wiped out in a single storm. This approach is similar to risk parity or global diversification. While this may reduce your chances of a 100% loss, a 50% loss is still substantial. Not to mention the amenities you may give up by lowering your price range or the effort required to upkeep two separate properties and travel between them.

Finally, we could think outside the box a bit and decide to forgo buying all together, instead using the money to rent homes in different locations each year. This certainly lowers risk of loss, but also creates the headache of having to plan for a new destination each year. This is comparable to the more opportunistic nature of tactical equity or managed futures strategies.

One key similarity across all of these approaches is that each has its own trade-offs and costs.

The same can be said for portfolio risk management. Option overlays require paying premiums to buy puts (or losing upside when calls are sold to fund these premiums as in the case of a collar). Fixed income allocations cap equity exposure, which can mute returns during bull markets. Managed futures and tactical equity strategies are exposed to whipsaws when persistent trends are not available to be harvested.

2	https://blog.thinknewfound.com/2020/03/one-hedge-to-rule-them-all/

The costs of these strategies occur in up markets, where many of the strategies typically lag equity returns through either explicit costs (e.g. option premiums) or implicit costs (e.g. whipsaw in tactical strategies or diversification). The benefits occur during times of crisis.

To compare these metrics during the period from 3/31/2019 to 3/31/2020 we can split the period into two parts using the high-water mark for the S&P 500 that occurred on 2/19/2020 and looking at some representative indices for the risk management strategies:

●	Option protection – CBOE S&P 500 95- 110 Collar Index[3], which measures the performance of a simple collar overlay on the S&P 500.

●	Fixed income – Barclays Aggregate Bond Index[4]

●	Managed futures – Credit Suisse Liquid Managed Futures Index[5]

●	Tactical equity – Pacer U.S. Large Cap Trendpilot Index[6]

●	Risk parity – S&P Risk Parity Index 15% Volatility[7]

We will compare these to both the S&P 500 and the MSCI ACWI Net Return Index8. The chart below shows the returns in the “cost” regime and the “benefit” regime.

3	The CBOE S&P 500 95-110 Collar Index is designed to provide investors with insights as to how one might protect an investment in S&P 500 stocks against steep market declines using options. The index accepts a ceiling or a cap on S&P 500 gains in return for a floor on S&P 500 losses. The passive collar strategy reflects by the index entails: a) holding the stocks in the S&P 500 index; b) buying three-month S&P 500 (SPX) put options to protect this S&P 500 portfolio from market decreases; and c) selling one-month S&P 500 (SPX) call options to help finance the cost of the put positions.

4	The Barclays Aggregate Bond Index covers the U.S. investment grade bond universe

5	The Credit Suisse Liquid Managed Futures Index seeks to measure statistically relevant price trends of certain globally traded liquid futures contracts by systematically investing with long, short, or no positions by implementing a diversified trend following strategy across asset classes (equities, fixed income, commodities and currencies) and time horizons.

6	The Pacer U.S. Large Cap Trendpilot Index utilizes a systematic trend-following strategy that provides exposure to either the S&P 500 Total Return Index, the Cash Rate, or 50 percent of each, depending on the relative performance of the S&P 500 Total Return Index on a simple historical moving average basis.

7	The S&P Risk Parity Index 15% Volatility Index is a quantitatively driven global asset allocation index that seeks to weight risk equally across four asset classes – equities, rates, commodities, and credit. The Index is calculated daily, rebalanced monthly, and targets a 15% volatility level.

8	The MSCI ACWI Net Return Index is the version of the MSCI ACWI Index that includes the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI ACWI Index is a capitalization-weighted index that includes large and mid cap companies from 23 Developed Markets and 23 Emerging Markets countries.

Regime Returns for Different Risk Management Strategies

Over time, performance of the risk management strategies varied significantly both relative to the S&P 500 and compared to the other strategies. Generally, risk-managed strategies tend to behave like insurance, underperforming on the upside and outperforming on the downside.

During the last part of Q1 2020, the risk management approach that fared the best was a boring allocation to bonds. Managed futures were flat, and the option protection strategy captured less than 40% of the equity market downside. However, managed futures and fixed income were a drag in the period leading up to COVID-19.

On the other side of the coin, trend following and risk parity both kept up with equities in the period from March 2019 to mid-February 2020 but then realized nearly all of the equity market downside. Diversifying your diversifiers by blending several complementary risk-managed strategies together – even at random – can be a powerful method of improving long-term outcomes.

An equal weight blend of all five risk management approaches rebalanced monthly would have returned 12.2% over the period through 2/19/2020 and -11.1% for the remainder of the quarter ended 3/31/2020. Compared to global equities, these returns only lag by 350 bps in the period where risk management is a drag, but add back 1210 bps in the time when risk management paid off.

Taking a step back to the general concept of risk management, we can make some broad assertions that apply going forward regardless of how the current crisis plays out or how the next one unfolds.

Risk Management Lesson #1: Risk management isn’t free, especially when the event you are trying to protect against doesn’t materialize.

Continuing with our hurricane analogy, say you elected to buy the oceanfront house and manage risk through insurance. A year goes by and your house is still in pristine shape. From a pure return perspective, you would have been better off forgoing the policy. Does this mean insuring the house was a bad decision? Of course it doesn’t.

On the other hand, if the insurance company went bankrupt and was unable to payout on the policy, it would be an entirely different story. The policy would have failed as a risk management tool.

Risk Management Lesson #2: Evaluate risk management techniques on how well they managed risk over a variety of crises. They are called risk mitigators, not return enhancers, for a reason, but these payouts can be uncertain depending on the crisis.

It can be dangerous to evaluate risk management approaches with the benefit of 20/20 hindsight. Take trend following as an example. Going into the COVID-19 crisis, equity trends were some of the strongest that they had been over the entire bull market. As the economic implications of the pandemic began to materialize, many trend following models realized losses before trends turned negative.

As another example, positive trends leading into the Great Financial Crisis were much less pronounced, making trend following models more adaptive and able to protect capital faster.

Risk Management Lesson #3: Hindsight provides outcome certainty that risk managers do not have the benefit of in real time. A decision that looks costly with the benefit of hindsight can still be correct and consistent with a strategy’s process and long- term value proposition.

Finally, it’s important to remember that no approach to risk management is perfect. If you opt to forgo the beachfront house for something a bit farther inland, it doesn’t mean that a storm can’t still deliver a solid blow.

The same can be said for portfolio management. For example, tactical equity, since it’s generally momentum-based, tends to best manage risk during downturns with strong negative momentum like what occurred during the global financial crisis. On the other hand, tactical equity will tend to struggle when markets are volatile and range bound.

Alternatively, an allocation to fixed income may do better in the latter environment than the former, and options may perform better when the drawdown is sudden.

Risk Maagement Takeaway #4: No single risk management approach is perfectly suited for all environments. We advocate that clients use multiple risk management strategies, diversifying the idiosyncratic risks of any one approach just like you would diversify single stock risk in an equity portfolio.

What Newfound Does in Times of Crisis

In short, the answer is nothing. However, this deserves qualification.

As you’ve undoubtedly heard us say before, risk management is at the forefront of everything we do here at Newfound. That standard remains, even in the face of unprecedented market environments.

We design our strategies during periods of stability specifically so we can stick to them – systematically and without exception – during periods of market volatility. As different tactical signals change, we will continue to adapt our portfolios, making steady transitions to new targets so as to avoid the wrath of timing luck.

Many of our mandates began the process of de-risking in March 2020. By systematically reducing market exposure, we aim to navigate these historic levels of market volatility with steady hands and a clear focus on the preservation of your hard-earned capital.

Throughout this process and its eventual resolution, we will maintain the same level of transparency that we’ve always had and are happy to answer your questions and provide you with information you need.

Most importantly, we want to thank you for your business and partnership as we work together in these challenging times. We hope that it enables you to take care of what matters most: the health and the well -being of you and your families.

Newfound Risk Managed Global Sectors Fund

Performance and Positioning Review

For the one-year period that ended 3/31/2020, the Newfound Risk Managed Global Sectors Fund returned -9.30% and -9.13% on a total-return basis for the Class A shares and Class I shares, respectively. This compares to -11.25% for the MSCI ACWI Net Return Index9 (“MSCI ACWI”) and -2.72% for a 50/50 blend of MSCI ACWI and the Barclays U.S. 1-3 Year Treasury Bond Index10 (“Balanced Benchmark”).

Eight of the ten sectors in the Fund’s investment universe were negative for the period. The Energy sector was down the most (- 46.3%) followed by Financials (-20.9%) and Materials (- 19.8%). Five of the ten sectors outperformed the MSCI ACWI: Technology (+7.9%), Health Care (+1.3%), Utilities (-2.9%), Consumer Staples (- 5.4%), and Communication Services (-5.7%).

The Fund’s average equity exposure during the fiscal year was greater than 90%. We held significant positions in all ten sectors during the majority of the year, and drastically reduced our equity exposure by the end of the year. Our largest average positions were in Utilities, Technology, and Industrials, and the smallest average positions were in Energy, Materials, and Healthcare.

Broadly speaking, we can divide the fiscal year into three periods. From 3/29/2019 through 10/8/2019, the MSCI ACWI experienced a high degree of volatility, with little directional conviction. Over this period, the MSCI ACWI gained 0.8% and the Balanced Benchmark gained 1.7%. Over this period, the Fund carried a full equity allocation (excluding nominal cash positions held for managing daily inflows/outflows and collateralizing the portable beta futures overlay). Over this period, the largest average allocations were in Technology, Utilities, Industrials, and Communication Services. The smallest average allocations over this time were in Energy, Healthcare, and Financials. Seven of the ten sectors in the Fund’s investment universe appreciated during this time with Energy (-11.9%), Materials (-3.1%), and Healthcare (-1.4%) being the only sectors posting a loss. Utilities (+8.5%) and Technology (+6.5%) were the sector leaders over this period.

From 10/8/2019 to 2/19/2020, the global equity markets began a consistent march upward, with the MSCI ACWI ending this period up 14.8%. The Balanced Benchmark gained 7.5% over this period. The Fund remained fully invested in equity positions over this period. All ten of the sectors in the Fund’s investable universe appreciated over this period, with Technology (+28.8%), Healthcare (+19.1%), and Communication Services (+15.5%)

[9]	The MSCI ACWI Net Return Index is the version of the MSCI ACWI Index that includes the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI ACWI Index is a capitalization-weighted index that includes large and mid cap companies from 23 Developed Markets and 23 Emerging Markets countries.

[10]	The Barclays U.S. 1-3 Year Treasury Bond Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years.

outperforming the all-equity benchmark. Energy (+2.6%) and Consumer Staples (+5.7%) were the biggest underperformers.

From 2/19/2020 through 3/31/2020, the equity market realized one of the fastest drawdowns in stock market history. The MSCI ACWI declined by 33.3%, and the Balanced Benchmark declined by 16.5% reaching the market bottom by March 23, and quickly reversing course to begin a fast- paced rebound. From 3/23/2020 to 3/31/2020, the MSCI ACWI returned 15.2%, while the Balanced Benchmark returned 6.5%. The heightened volatility and quick decline caused the cash position to increase in the Fund as short-, mid-, and long-term trends turned negative. A cash position was initiated on February 28 and peaked at 88% at the end of March 2020. Utilities, Consumer Staples, Healthcare, Technology, and Communication Services remained in the fund through the end of the fiscal year with a maximum allocation of 4%. From 2/19/2020 through 3/31/2020, Energy (-40.5%), Financials (-31.5%), and Industrials (-27.9%) had the largest declines, while Healthcare (-13.8%) and Consumer Staples (-15.0%) fared the best.

From a return perspective, the Fund’s relative performance vs. the Balanced Benchmark can be decomposed into five parts:

1.	Asset allocation (i.e. the allocation between global equities and fixed income)

2.	Performance of our equal sector weight base portfolio vs. the market-cap weighted MSCI ACWI

3.	Individual tactical sector decisions

4.	Rebalance methodology including dollar cost averaging[11] and trade optimization[12]

5.	Portable Beta Overlay (an overlay of 10-Year U.S. Treasury Futures that was implemented in the Fund in June 2019)

For the year ended 3/31/2020, the Fund returned -8.94% (I Share) vs. -2.72% for the Balanced Benchmark. The most significant detractor from performance was the systematic decision to overweight stocks vs. the Balanced Benchmark. This decision was driven by broad-based equity momentum and exacerbated by the swiftness of the February-to-March decline.

The equal sector weight base portfolio was a detractor to performance as the average return across the ten sectors in the Fund’s investment universe was -12.6% compared to a -11.1% return for MSCI ACWI. Our rebalance methodology and individual sector calls were also modest contributors to performance.

The Portable Beta Overlay, which was implemented in June 2019, was a contributor from both a performance and volatility perspective. 10-Year U.S. Treasury futures maintained the characteristic negative correlation to equities through the beginning of the drawdown,

[11]	Dollar cost averaging is a technique of buying or selling a fixed amount of a particular investment on a regular schedule.

[12]	Trade optimization refers to techniques meant to reduce both the quantity and size of trades in a given investment strategy.

which dampened the Fund’s initial volatility and provided a ballast throughout the majority of the decline.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to -time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near- or-long term economic outlooks. As we closed the fiscal year ended 3/31/2020, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

As of 3/31/2020, we were invested in five of the ten sectors in the Fund’s investment universe. No position made up more than 5% of the portfolio.

Newfound Risk Managed U.S. Sectors Fund

Performance and Positioning Review

For the one-year period that ended 3/31/2020, the Newfound Risk Managed U.S. Sectors Fund returned -5.41% and -5.20% on a total return basis for the Class A shares and Class I shares, respectively. This compares to -6.98%% for the S&P 500 Index13 (“S&P 500”) and -0.43% for a 50/50 blend of the S&P 500 and the Barclays U.S. 1-3 Year Treasury Bond Index (“Balanced Benchmark”).

Nine of the ten sectors in the Fund’s investment universe were negative for the period. The lone exception was Technology (+10.3%) Five sectors outperformed the S&P 500: Technology (+10.3%), Consumer Staples (-0.2%), Healthcare (-1.1%), Utilities (-1.5%), and Communication Services (-4.5%). Energy (-52.3%), Industrials (-19.5%), Financials (-17.0%), Materials (-16.9%), and Consumer Discretionary (-12.6%) all lagged the S&P 500.

The Fund’s average equity exposure during the fiscal year was approximately 95%. We held significant positions (greater than 10%) in eight of the sectors during the majority of the year. The primary exceptions were Energy and Healthcare. Our largest average positions were in Technology, Utilities, Industrials, and Consumer Staples.

The U.S. equity markets followed a pattern that was very similar to those discussed for the global equity markets in the Risk Managed Global Sectors section above. The markets were fairly volatile with a sideways trajectory through October, followed by a commensurate

[13]	The S&P 500 Index is widely regarded as the best single gauge of large cap U.S. equities. The index includes 500 leading companies listed in the United States and captures approximately 80% of available market capitalization.

increase through February 2020, and finishing out the fiscal year with a fast-paced drawdown driven primarily by the COVID-19 pandemic.

The Fund began the fiscal year with a moderate allocation to cash but remained primarily invested from April 2019 to February 2020. There was consistent exposure to all sectors except for Energy which was added and removed to the portfolio twice over the fiscal year. In late February when markets began their downturn, a cash position began to be phased in. By 3/31/2020, the portfolio had a 93% cash allocation and small positions in the Technology and Utility sectors.

From a return perspective, the Fund’s relative performance vs. the Balanced Benchmark can be decomposed into five parts:

1.	Asset allocation (i.e. the allocation between global equities and fixed income)

2.	Performance of our equal sector weight base portfolio vs. the market-cap weighted S&P 500

3.	Individual tactical sector decisions

4.	Rebalance methodology including dollar cost averaging[14] and trade optimization[15]

5.	Portable Beta Overlay (an overlay of 10-Year U.S. Treasury Futures that was slowly implemented in the Fund starting in June 2019)

For the year, the Fund returned -5.20% (I Share) vs. -0.43% for the Balanced Benchmark. The most significant detractor from performance was the systematic decision to overweight stocks vs. the Balanced Benchmark. This decision was driven by broad -based equity momentum and exacerbated by the swiftness of the February market decline.

The equal sector weight base portfolio was a detractor from performance as the average return across the nine sectors in the Fund’s investment universe was -11.5% compared to a -6.9% return for the S&P 500. Our individual sector calls were a modest contributor to performance, and our rebalance methodology was a modest detractor.

The Portable Beta Overlay, which was implemented in June 2019, was a contributor from both a performance and volatility perspective. 10-Year U.S. Treasury futures maintained the characteristic negative correlation to equities through the beginning of the drawdown, which dampened the Fund’s initial volatility and provided a ballast.

[14]	Dollar cost averaging is a technique of buying or selling a fixed amount of a particular investment on a regular schedule.

[15]	Trade optimization refers to techniques meant to reduce both the quantity and size of trades in a given investment strategy.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to -time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near- or-long term economic outlooks. As we closed the fiscal year ended 3/31/2020, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

As of 3/31/2020, we were primarily in a defensive cash allocation, holding two of the ten sectors in the Fund’s investment universe, Technology and Utilities.

Newfound Multi-Asset Income Fund

Performance and Positioning Review

For the one-year period that ended 3/31/2020, the Newfound Multi- Asset Income Fund returned -12.95% and -13.11% on a total-return basis for the Class I shares and Class A shares, respectively. Over the same period, the MSCI ACWI Net Return Index (“MSCI ACWI”), Barclays Aggregate Bond Index16 (“Barclays Aggregate”), and a 50/50 blend of the MSCI ACWI and Barclays Aggregate (“Blended Benchmark”) returned -11.25%, 8.93%, and -1.11%, respectively.

Since launch, the Fund’s annualized volatility17 has been 7.3% compared to 22.1% for the MSCI ACWI, 5.3% for the Barclays Aggregate, and 11.0% for the Blended Benchmark. The Fund was diversified to both core stocks (correlation18 of 0.51 to the MSCI ACWI) and core bonds (correlation of 0.24 to the Barclays Aggregate).

The last twelve months ended 3/31/2020, were mixed for the Fund’s high -income investment universe. Nine out of the 16 asset classes outperformed the MSCI ACWI, and 20+ Year U.S. Treasuries were the only asset class to outperform the Barclays Aggregate Bond Index. U.S. Corporate Bonds (+6.3%), International Treasuries (+1.2%), High Yield Corporates (-6.3%), Convertible Bonds (- 6.9%), Bank Loans (-8.2%), Locally Denominated Emerging Market Debt (-9.1%), and Preferred Securities (-9.2%) were in between these two benchmarks.

[16]	The Barclays US Aggregate Bond Index is an index that covers the U.S. investment-grade bond universe.

[17]	Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance of returns. Commonly, higher volatility implies higher risk.

[18]	Correlation is a measure of the degree to which the values of different investment types move in the same direction. The correlation coefficient indicates both the strength and direction of the relationship between two variables. Values range from -1.0, indicating a strong negative relationship, to +1.0, indicating a strong positive relationship.

The best performing asset classes were 20+ Year U.S. Treasuries (+35.6%), U.S. Corporates (+6.3%), and International Treasuries (+1.2%). The worst performing asset classes were MLPs (-63.3%), U.S. Mortgage REITs (-42.9%), International Dividend Stocks (-23.5%), and International REITs (-23.3%).

From a risk perspective, the average maximum drawdown across the Fund’s investment universe was 34.2%. MLPs experienced a maximum peak- to-trough loss of 71.3%, Mortgage REITs had a maximum drawdown of 66.3%, International Dividend Equities has a maximum drawdown of 42.5%, and U.S. REITs had a maximum drawdown of 42.4%. International REITs, Preferred Securities, USD Denominated Emerging Market Debt, Covered Calls, U.S. High Quality Corporate Bonds, U.S. High Yield Corporates, Locally Denominated Emerging Market Debt, and Bank Loans had maximum drawdowns between 20% and 40%. On the other hand, 20+ Year U.S. Treasuries and International Treasuries experienced maximum peak- to -trough losses of less than 20%.

The majority of the allocation shifts occurred in March 2020 as the result of elevated market volatility due to the COVID-19 pandemic. A significant defensive short- term U.S. Treasury position was introduced in March 2020 and peaked at 70% in late-March 2020. Bank loans, Preferreds, High Yield Corporate Bonds, USD Denominated Emerging Market Debt, and U.S. High Quality Corporate Bonds were consistently among our largest allocations. MLPs, Covered Calls, U.S. Dividend Equities, and International Treasuries were the least utilized asset classes.

Relative to the Blended Benchmark, the Fund’s performance can be attributed to the following categories:

1.	High income investment universe vs. the Blended Benchmark.

2.	The Sharpe Parity strategy asset allocation where we favor lower risk and higher yielding assets classes relative to higher risk and lower yielding asset classes.

3.	The trend overlay which is utilized to manage risk, selling out of exposures that are trending downward.

4.	The re-use of capital whereby we prefer to reallocate capital from negatively trending asset classes to positively trending asset classes instead of going directly to a defensive short-term Treasury allocation.

5.	Our rebalancing process which is used to manage tracking error as well as trading/turnover.

From a pure return perspective, the underperformance of the Fund’s high-income investment universe was the major detractor from performance. The Sharpe Parity strategic asset allocation, trend overlay, and re-use of capital all contributed to returns. This was partially offset by a slight detraction from our rebalancing process. From a risk perspective, both the Sharpe Parity strategy, asset allocation, and the trend overlay materially reduced volatility, as designed.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to -time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near- or-long term economic outlooks. As we closed the fiscal year ended 3/31/2020, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

As of 3/31/2020, we were invested in six of the sixteen exposures in the Fund’s investment universe. Our top five allocations – from largest to smallest – were to 1-3 Year U.S. Treasuries, 20+ Year U.S. Treasuries, international treasuries, U.S. high-quality corporates, and bank loans.

After our momentum models determine which exposures have positive trends and will be included in the portfolio, allocations are made proportionally to estimated Sharpe Ratios19. We proxy Sharpe Ratios with risk- adjusted yield. As a result, risk-adjusted yields can be instructive as to how allocations may potentially change should our momentum signal on a given exposure switch from positive to negative or vice versa.

Overall, risk-adjusted yields were approximately 42% lower at the end of the fiscal year relative to the beginning of the fiscal year. Average gross yields increased by nearly 240 basis points (bps) during the year, primarily driven by price declines and increasing credit spreads. This was offset by a drastic increase in volatility.

Local denominated emerging market debt, international REITs, high yield corporate bonds, mortgage REITs, and bank loans offered the highest risk-adjusted yield in the Fund’s investment universe. Two of these five exposures were in the portfolio as of fiscal year end due to unfavorable trends. 20+ Year U.S. treasuries, international treasuries, U.S. REITs, U.S. dividend equities, and convertible bonds were offering the lowest risk-adjusted yield.

We thank you for your continued support and for allowing us to serve you and the Funds.

Sincerely,

Corey Hoffstein, Chief Investment Officer

Nathan Faber, Portfolio Manager

NLD Code: 4567-NLD-5/29/2020

Newfound Case ID: 103101148

[19]	The Sharpe ratio is the return of an investment in excess of the risk-free rate divided by the volatility of the investment. It Is used to standardize returns for the amount of risk.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges

Newfound Risk Managed Global Sectors Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020 compared to its benchmark:

			Since Inception (1)
	1 Year	5 Years	(Annualized)
Newfound Risk Managed Global Sectors Fund - Class A Shares	(9.30)%	0.00%	0.22%
Newfound Risk Managed Global Sectors Fund - Class A Shares With Load	(14.52)%	(1.17)%	(0.78)%
Newfound Risk Managed Global Sectors Fund - Class I Shares	(9.13)%	0.27%	0.48%
MSCI All Country World Index **	(11.25)%	2.85%	3.08%
Bloomberg Barclays U.S. Treasury 1-3 Year Index ***	5.40%	1.84%	1.69%
50/50 MSCI ACWI/ 1-3 Year Treasury Blend ****	(2.72)%	2.61%	2.63%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may be required to pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2021 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.75% and 1.50% of average daily net assets attributable to Class A and Class I shares, respectively. The fee waiver is subject to recapture which would reduce performance and increase expense ratios. The Fund’s gross total operating expenses as of its last prospectus is 2.04% and 1.79% of average daily net assets attributable to for Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	The Bloomberg Barclays US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

****	This Blended Benchmark is an equally weighted custom composite of the Bloomberg Barclays US Treasury 1-3 Year Index and MSCI All Country World Index (ACWI). You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

Comparison of the Change in Value of a $1,000,000 Investment

The Fund’s holdings by asset class as of March 31, 2020 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Debt	80.8%
Exchange Traded Funds - Equity	14.0%
Short-Term Investments - Money Market Fund	3.2%
Other Assets in Excess of Liabilities	2.0%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Newfound Multi-Asset Income Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020 compared to its benchmark:

			Since Inception (1)
	1 Year	5 Years	(Annualized)
Newfound Multi-Asset Income Fund - Class A Shares	(13.11)%	(2.75)%	(2.30)%
Newfound Multi-Asset Income Fund - Class A Shares With Load	(18.12)%	(3.90)%	(3.34)%
Newfound Multi-Asset Income Fund - Class I Shares	(12.95)%	(2.53)%	(2.09)%
S&P 500 Total Return Index **	(6.98)%	6.73%	6.87%
Bloomberg Barclays Capital U.S. Aggregate Bond Index ***	8.93%	3.36%	3.60%
50/50 MSCI ACWI/ Barclays Aggregate Bond ****	(1.11)%	3.37%	3.29%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may be required to pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2021 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.60% and 1.35% of average daily net assets attributable to Class A and Class I shares, respectively. The Fund’s gross total operating expenses as of its last prospectus is 2.09% and 1.84% of average daily net assets attributable to Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	The Bloomberg Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Fixed income securities are subject to risks including inflationary and interest rate changes, among others. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

****	This Blended Benchmark is an equally weighted custom composite of the Bloomberg Barclays Capital U.S. Aggregate Bond Index and MSCI All Country World Index (ACWI). You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by asset class as of March 31, 2020 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Debt	101.3%
Short-Term Investments - Money Market Fund	34.1%
Liabilities in Excess of Other Assets	(35.4)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Newfound Risk Managed U.S. Sectors Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020 compared to its benchmark:

	1 Year	Since Inception (1)
Newfound Risk Managed U.S. Sectors Fund - Class A Shares	(5.41)%	0.60%
Newfound Risk Managed U.S. Sectors Fund - Class A Shares With Load	(10.81)%	(0.62)%
Newfound Risk Managed U.S. Sectors Fund - Class I Shares	(5.20)%	0.93%
S&P 500 Total Return Index **	(6.98)%	6.45%
Bloomberg Barclays U.S. Treasury 1-3 Year Index ***	5.40%	1.90%
50/50 S&P 500/ 1-3 Year Treasury Blend ****	(0.43)%	4.43%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may be reiuired to pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2021, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.50% and 1.25% of average daily net assets attributable to Class A and Class I shares, respectively. The Fund’s gross total operating expenses as of its last prospectus is 1.76% and 1.51% of average daily net assets attributable to Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	The Bloomberg Barclays US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

****	This Blended Benchmark is an equally weighted custom composite of the S&P 500 Total Return Index and The Bloomberg Barclays US Treasury 1-3 Year Index. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

Comparison of the Change in Value of a $1,000,000 Investment

The Fund’s holdings by asset class as of March 31, 2020 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Debt	90.0%
Exchange Traded Funds - Equity	6.6%
Short-Term Investments - Money Market Fund	4.7%
Liabilities in Excess of Other Assets	(1.3)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Newfound Risk Managed Global Sectors Fund
SCHEDULE OF INVESTMENTS
March 31, 2020

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 94.8%
	DEBT FUNDS - 80.8%
314,801	iShares 1-3 Year Treasury Bond ETF	$27,283,803

	EQUITY FUNDS - 14.0%
12,334	iShares Global Comm Services ETF	639,641
19,835	iShares Global Consumer Staples ETF (a)	948,311
13,107	iShares Global Healthcare ETF	798,741
4,447	iShares Global Industrials ETF (a)	316,004
3,451	iShares Global Tech ETF (a)	629,324
27,805	iShares Global Utilities ETF	1,408,045
		4,740,066
	TOTAL EXCHANGE TRADED FUNDS (Cost $31,700,574)	32,023,869

	SHORT-TERM INVESTMENTS - 3.2%
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 3.2%
1,097,499	Fidelity Government Money Market Portfolio, Institutional Class 0.09% + (b)
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,097,499)	1,097,499

	TOTAL INVESTMENTS - 98.0% (Cost $32,798,073)	$33,121,368
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.0%	676,087
	TOTAL NET ASSETS - 100.0%	$33,797,455

FUTURES CONTRACTS
				Notional value at	Fair Value/Unrealized
Number of Contracts	Open Long Future Contracts	Counterparty	Expiration Date	March 31, 2020	Appreciation
101	US 10YR NOTE (CBT)	RBC	June-20	$14,007,488	$496,753
	Total Future Contracts				$496,753

ETF - Exchange Traded Fund

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020.

(a)	All or a portion of the security is out on loan at March 31, 2020. Total loaned securities had a fair value of $1,074,585 at March 31, 2020.

(b)	All or a portion of the security is segregated as collateral for securities on loan at March 31, 2020. Total collateral had a fair market value of $1,097,499 at March 31, 2020.

See accompanying notes to financial statements.

Newfound Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS
March 31, 2020

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 101.3%
	DEBT FUNDS - 101.3%
21,587	Invesco Emerging Markets Sovereign Debt ETF (a)	$516,145
29,518	Invesco Senior Loan ETF (a)	603,938
86,784	iShares 1-3 Year Treasury Bond ETF	7,521,569
6,997	iShares 20+ Year Treasury Bond ETF (a)	1,154,295
599	iShares Convertible Bond ETF	32,562
6,301	iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	778,236
3,609	iShares iBoxx High Yield Corporate Bond ETF	278,146
2,053	SPDR Bloomberg Barclays Convertible Securities ETF	98,257
29,594	SPDR Bloomberg Barclays International Treasury Bond ETF	822,713
	TOTAL EXCHANGE TRADED FUNDS (Cost $11,784,540)	11,805,861

	SHORT-TERM INVESTMENTS - 33.6%
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 32.6%
3,798,000	Fidelity Government Money Market Portfolio, Institutional Class 0.09% + (b)	3,798,000

	MONEY MARKET FUND - 1.5%
171,917	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.21% +	171,917

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,969,917)	3,969,917

	TOTAL INVESTMENTS - 135.4% (Cost $15,754,457)	$15,775,778
	LIABILITIES IN EXCESS OF OTHER ASSETS - (35.4)%	(4,120,695)
	TOTAL NET ASSETS - 100.0%	$11,655,083

ETF - Exchange Traded Fund

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020.

(a)	All or a portion of the security is out on loan at March 31, 2020. Total loaned securities had a fair value of $3,720,811 at March 31, 2020.

(b)	All or a portion of the security is segregated as collateral for securities on loan at March 31, 2020. Total collateral had a fair value of $3,798,000 at March 31, 2020.

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Sectors Fund
SCHEDULE OF INVESTMENTS
March 31, 2020

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 96.6%
	DEBT FUNDS - 90.0%
490,255	iShares 1-3 Year Treasury Bond ETF (a)	$42,490,401

	EQUITY FUNDS - 6.6%
10	Fidelity MSCI Health Care Index ETF	430
10,030	Fidelity MSCI Information Technology Index ETF	628,780
12,854	Fidelity MSCI Utilities Index ETF	461,716
14,508	Technology Select Sector SPDR Fund	1,166,008
15,434	Utilities Select Sector SPDR Fund (a)	855,198
		3,112,132
	TOTAL EXCHANGE TRADED FUNDS (Cost $45,128,864)	45,602,533

	SHORT-TERM INVESTMENTS - 4.7%
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 4.6%
2,149,140	Fidelity Government Money Market Portfolio, Institutional Class 0.09% + (b)	2,149,140

	MONEY MARKET FUND - 0.1%
49,972	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.21% +	49,972

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,199,112)	2,199,112

	TOTAL INVESTMENTS - 101.3% (Cost $47,327,976)	$47,801,645
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%	(607,099)
	TOTAL NET ASSETS - 100.0%	$47,194,546

FUTURES CONTRACTS
				Notional value at March 31,	Fair Value/Unrealized
Number of Contracts	Open Long Future Contracts	Counterparty	Expiration Date	2020	Appreciation
140	US 10YR NOTE (CBT)	RBC	June-20	$19,416,320	$734,489
	Total Future Contracts				$734,489

ETF - Exchange Traded Fund

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020.

(a)	All or a portion of the security is out on loan at March 31, 2020. Total loaned securities had a fair value of $2,105,815 at March 31, 2020.

(b)	All or a portion of the security is segregated as collateral for securities on loan at March 31, 2020. Total collateral had a fair value of $2,149,140 at March 31, 2020.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2020

	Newfound Risk	Newfound Multi-	Newfound Risk
	Managed Global	Asset Income	Managed U.S.
	Sectors Fund	Fund	Sectors Fund
ASSETS
Investment securities:
At cost	$32,798,073	$15,754,457	$47,327,976
At fair value	$33,121,368	$15,775,778	$47,801,645
Receivable for securities sold	2,045,651	1,169,702	955,091
Deposits with brokers	1,426,900	—	921,033
Net unrealized appreciation on futures contracts	496,753	—	734,489
Receivable for fund shares sold	936	—	42,523
Prepaid registration fees	9,165	26,796	10,528
Dividends and interest receivable	30	29	16,999
TOTAL ASSETS	37,100,803	16,972,305	50,482,308

LIABILITIES
Collateral on securities loaned	1,097,499	3,798,000	2,149,140
Due to Custodian	303,798	58,139	103,761
Distribution (12b-1) fees payable	585	—	262
Payable for investments purchased	1,681,954	1,230,625	901,067
Investment advisory fees payable	69,088	11,107	30,404
Payable for fund shares redeemed	96,911	173,980	54,396
Payable to related parties	19,532	9,293	13,028
Accrued expenses and other liabilities	33,981	36,078	35,704
TOTAL LIABILITIES	3,303,348	5,317,222	3,287,762
NET ASSETS	$33,797,455	$11,655,083	$47,194,546

Net Assets Consist Of:
Paid-in capital ($0 par value, unlimited shares authorized)	$36,460,820	$20,012,836	$50,407,404
Accumulated losses	(2,663,365)	(8,357,753)	(3,212,858)
NET ASSETS	$33,797,455	$11,655,083	$47,194,546

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2020

	Newfound Risk	Newfound Multi-	Newfound Risk
	Managed Global	Asset Income	Managed U.S.
	Sectors Fund	Fund	Sectors Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,646,225	$2,369,187	$1,154,724
Shares of beneficial interest outstanding	269,448	319,418	123,613
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.82	$7.42	$9.34
Maximum offering price per share (5.75% sales charge)	$10.43	$7.87	$9.91

Class I Shares:
Net Assets	$31,151,230	$9,285,896	$46,039,822
Shares of beneficial interest outstanding	3,170,789	1,253,870	4,901,537
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.82	$7.41	$9.39

(a)	Redemptions made within 30 days of purchase may be assesed a redemption fee of 1.00%.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF OPERATIONS
Year Ended March 31, 2020

	Newfound Risk	Newfound Multi-	Newfound Risk
	Managed Global	Asset Income	Managed U.S.
	Sectors Fund	Fund	Sectors Fund
INVESTMENT INCOME
Dividend income	$1,126,873	$796,467	$849,119
Securities lending income - net	28,587	19,962	27,729
TOTAL INVESTMENT INCOME	1,155,460	816,429	876,848

EXPENSES
Investment advisory fees	349,100	136,060	395,497
Distribution (12b-1) fees:
Class A	9,206	12,337	8,914
Class C	—	60	—
Registration fees	53,800	56,250	52,200
Administrative services fees	42,960	20,947	45,788
Transfer agent fees	39,736	9,257	23,472
Accounting services fees	33,856	30,396	34,032
Audit Fees	20,752	18,728	18,590
Trustees fees and expenses	14,043	13,921	14,338
Third party administrative fees	13,710	8,461	20,022
Custodian fees	10,190	3,846	6,391
Legal Fees	12,726	12,937	13,268
Compliance officer fees	11,915	9,048	12,476
Printing expenses	7,747	8,162	12,908
Interest expense	1,100	149	700
Insurance expense	1,830	58	1,484
Other expenses	4,212	3,575	3,964
TOTAL EXPENSES	626,883	344,192	664,044

Plus: Recapture of fees previously waived by the Adviser	44,667	—	—
Less: Fees waived/expense reimbursed by the Adviser	—	(66,872)	(28,603)

NET EXPENSES	671,550	277,320	635,441
NET INVESTMENT INCOME	483,910	539,109	241,407

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(3,451,968)	(1,240,690)	(3,762,202)
Net realized gain from futures contracts	911,899	—	586,626
	(2,540,069)	(1,240,690)	(3,175,576)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,572,554)	(733,094)	(849,967)
Futures contracts	496,753	—	734,489
	(1,075,801)	(733,094)	(115,478)
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(3,615,870)	(1,973,784)	(3,291,054)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,131,960)	$(1,434,675)	$(3,049,647)

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Newfound Risk Managed Global Sectors Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS
Net investment income	$483,910	$301,073
Net realized gain (loss) from security transactions and futures contracts	(2,540,069)	5,248,024
Net change in unrealized depreciation on investments and futures contracts	(1,075,801)	(5,677,453)
Net decrease in net assets resulting from operations	(3,131,960)	(128,356)

FROM DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(50,082)	(656)
Class I	(696,000)	(150,174)
Total distributions to shareholders	(746,082)	(150,830)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	371,680	1,109,058
Class I	2,162,785	2,964,222
Distributions reinvested
Class A	49,892	622
Class I	664,829	141,746
Redemption fee proceeds
Class A	10	288
Class I	543	109
Cost of shares redeemed
Class A	(2,280,330)	(4,372,658)
Class I	(9,287,446)	(6,395,843)
Net decrease in net assets from shares of beneficial interest	(8,318,037)	(6,552,456)

TOTAL DECREASE IN NET ASSETS	(12,196,079)	(6,831,642)

NET ASSETS
Beginning of year	45,993,534	52,825,176
End of year	$33,797,455	$45,993,534

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Risk Managed Global Sectors Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
SHARE ACTIVITY
Class A:
Shares Sold	32,432	98,576
Shares Reinvested	4,175	60
Shares Redeemed	(199,091)	(387,639)
Net decrease in shares of beneficial interest outstanding	(162,484)	(289,003)

Class I:
Shares Sold	190,596	267,676
Shares Reinvested	55,681	13,603
Shares Redeemed	(829,379)	(584,545)
Net decrease in shares of beneficial interest outstanding	(583,102)	(303,266)

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Multi-Asset Income Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS
Net investment income	$539,109	$2,223,937
Net realized loss from security transactions	(1,240,690)	(5,723,076)
Distributions of realized gains by underlying investment companies	—	62,411
Net change in unrealized appreciation (depreciation) on investments	(733,094)	766,619
Net decrease in net assets resulting from operations	(1,434,675)	(2,670,109)

FROM DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(134,296)	(1,472,957)
Class C	—	(68,240)
Class I	(541,191)	(1,139,636)
Total distributions to shareholders	(675,487)	(2,680,833)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	1,248,653	10,231,373
Class C	—	33,100
Class I	4,332,783	9,986,950
Distributions reinvested
Class A	126,972	1,458,168
Class C	—	64,162
Class I	406,149	757,739
Redemption fee proceeds
Class A	3	8,474
Class I	3,564	684
Cost of shares redeemed
Class A	(23,513,423)	(25,902,593)
Class C ^	(1,112,331)	(1,662,903)
Class I	(13,362,352)	(18,787,412)
Net decrease in net assets from shares of beneficial interest	(31,869,982)	(23,812,258)

TOTAL DECREASE IN NET ASSETS	(33,980,144)	(29,163,200)

NET ASSETS
Beginning of year	45,635,227	74,798,427
End of year	$11,655,083	$45,635,227

^	Class C shares converted into Class A shares on April 1, 2019.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Multi-Asset Income Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
SHARE ACTIVITY
Class A: ^
Shares Sold	140,665	1,079,914
Shares Reinvested	14,417	160,796
Shares Redeemed	(2,645,105)	(2,802,279)
Net decrease in shares of beneficial interest outstanding	(2,490,023)	(1,561,569)

Class C: ^
Shares Sold	—	3,636
Shares Reinvested	—	7,129
Shares Redeemed	(125,824)	(182,747)
Net decrease in shares of beneficial interest outstanding	(125,824)	(171,982)

Class I:
Shares Sold	489,991	1,077,943
Shares Reinvested	46,375	84,022
Shares Redeemed	(1,508,738)	(2,052,940)
Net decrease in shares of beneficial interest outstanding	(972,372)	(890,975)

^	Class C shares converted into Class A shares on April 1, 2019.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Risk Managed U.S. Sectors Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS
Net investment income	$241,407	$417,302
Net realized gain (loss) from security transactions and futures contracts	(3,175,576)	1,219,628
Net change in unrealized depreciation on investments and futures contracts	(115,478)	(1,599,724)
Net increase (decrease) in net assets resulting from operations	(3,049,647)	37,206

FROM DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(14,092)	(425,382)
Class I	(307,980)	(2,633,419)
Total distributions to shareholders	(322,072)	(3,058,801)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	774,034	1,247,235
Class I	18,542,528	11,351,364
Distributions reinvested
Class A	12,981	380,373
Class I	294,282	2,547,530
Redemption fee proceeds
Class A	18	—
Class I	818	1,725
Cost of shares redeemed
Class A	(6,097,512)	(2,692,026)
Class I	(8,042,607)	(12,760,228)
Net increase in net assets from shares of beneficial interest	5,484,542	75,973

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,112,823	(2,945,622)

NET ASSETS
Beginning of year	45,081,723	48,027,345
End of year	$47,194,546	$45,081,723

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Risk Managed U.S. Sectors Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
SHARE ACTIVITY
Class A:
Shares Sold	75,325	119,380
Shares Reinvested	1,254	39,471
Shares Redeemed	(582,426)	(259,838)
Net decrease in shares of beneficial interest outstanding	(505,847)	(100,987)

Class I:
Shares Sold	1,752,694	1,070,536
Shares Reinvested	27,606	262,289
Shares Redeemed	(776,063)	(1,218,883)
Net increase in shares of beneficial interest outstanding	1,004,237	113,942

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years Presented

	Newfound Risk Managed Global Sectors Fund Class A

	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	March 31, 2020	March 31, 2019		March 31, 2018	March 31, 2017	March 31, 2016
Net asset value, beginning of year	$10.98	$11.04		$10.27	$9.20	$10.06
Activity from investment operations:
Net investment income (1)	0.12	0.05		0.04	0.03	0.03
Net realized and unrealized gain (loss) on investments	(1.11)	(0.11)		0.78	1.07	(0.87)
Total from investment operations	(0.99)	(0.06)		0.82	1.10	(0.84)
Less distributions from:
Realized gains	(0.02)	—		—	—	—
Net investment income	(0.15)	(0.00	)(6)	(0.05)	(0.03)	(0.02)
Total distributions	(0.17)	(0.00	)(6)	(0.05)	(0.03)	(0.02)
Paid-in-Capital From Redemption Fees (6)	0.00	0.00		0.00	0.00	0.00
Net asset value, end of year	$9.82	$10.98		$11.04	$10.27	$9.20
Total return (2)	(9.30)%	(0.53)%		7.99%	11.97%	(8.33)%
Net assets, at end of year (000s)	$2,646	$4,743		$7,959	$5,019	$6,219
Ratio of gross expenses to average net assets (3)(4)	1.65%	1.98%		1.96%	2.07%	1.92%
Ratio of net expenses to average net assets (4)(7)	1.75%	1.75%		1.75%	1.75%	1.75%
Ratio of net investment income to average net assets(4)(5)	1.02%	0.47%		0.33%	0.34%	0.28%
Portfolio Turnover Rate	161%	318%		87%	106%	396%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the adviser not waived fees or reimbursed/recaptured a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the adviser and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements/recapture by the adviser and affiliates.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years Presented

	Newfound Risk Managed Global Sectors Fund Class I

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016
Net asset value, beginning of year	$10.99	$11.06	$10.28	$9.22	$10.07
Activity from investment operations:
Net investment income (1)	0.13	0.07	0.07	0.06	0.06
Net realized and unrealized gain (loss) on investments	(1.10)	(0.10)	0.78	1.06	(0.86)
Total from investment operations	(0.97)	(0.03)	0.85	1.12	(0.80)
Less distributions from:
Realized gains	(0.02)	—	—	—	—
Net investment income	(0.18)	(0.04)	(0.07)	(0.06)	(0.05)
Total distributions	(0.20)	(0.04)	(0.07)	(0.06)	(0.05)
Paid-in-Capital From Redemption Fees (6)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$9.82	$10.99	$11.06	$10.28	$9.22
Total return (2)	(9.13)%	(0.27)%	8.29%	12.20%	(7.95)%
Net assets, at end of year (000s)	$31,151	$41,250	$44,866	$40,877	$57,230
Ratio of gross expenses to average net assets (3)(4)	1.40%	1.73%	1.71%	1.82%	1.67%
Ratio of net expenses to average net assets (4)(7)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets(4)(5)	1.10%	0.61%	0.61%	0.59%	0.61%
Portfolio Turnover Rate	161%	318%	87%	106%	396%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the adviser not waived fees or reimbursed/recaptured a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the adviser and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements/recapture by the adviser and affiliates.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years Presented

	Newfound Multi-Asset Income Fund Class A

	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	March 31, 2020	March 31, 2019		March 31, 2018	March 31, 2017	March 31, 2016
Net asset value, beginning of year	$8.84	$9.61		$9.83	$9.41	$10.10
Activity from investment operations:
Net investment income (1)	0.23	0.31		0.32	0.32	0.13
Net realized and unrealized gain (loss) on investments	(1.35)	(0.69)		(0.21)	0.38	(0.54)
Total from investment operations	(1.12)	(0.38)		0.11	0.70	(0.41)
Less distributions from:
Net investment income	(0.30)	(0.39)		(0.33)	(0.28)	(0.28)
Total distributions	(0.30)	(0.39)		(0.33)	(0.28)	(0.28)
Paid-in-Capital From Redemption Fees (6)	0.00	0.00		0.00	0.00	0.00
Net asset value, end of year	$7.42	$8.84		$9.61	$9.83	$9.41
Total return (2)	(13.11)%	(3.95)%		1.09%	7.51%	(4.10)%
Net assets, at end of year (000s)	$2,369	$24,846		$41,998	$38,363	$4,651
Ratio of gross expenses to average net assets (3)(4)	1.94%	1.64	% (7)	1.64%	1.81%	2.83%
Ratio of net expenses to average net assets (4)(8)	1.60%	1.60	% (7)	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets (4)(5)	2.60%	3.40	% (7)	3.23%	3.33%	1.27%
Portfolio Turnover Rate	148%	347%		143%	120%	443%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the adviser not waived fees or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Excluding interest expense, the following ratios would have been:

March 31, 2019
Gross expenses to average net assets	1.62%
Net expenses to average net assets	1.58%
Net investment income to average net assets	3.42%

(8)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements/recapture by the adviser and affiliates.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years Presented

	Newfound Multi-Asset Income Fund Class I

	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	March 31, 2020	March 31, 2019		March 31, 2018	March 31, 2017	March 31, 2016
Net asset value, beginning of year	$8.84	$9.61		$9.83	$9.42	$10.11
Activity from investment operations:
Net investment income (1)	0.25	0.34		0.35	0.33	0.16
Net realized and unrealized gain (loss) on investments	(1.35)	(0.69)		(0.21)	0.39	(0.55)
Total from investment operations	(1.10)	(0.35)		0.14	0.72	(0.39)
Less distributions from:
Net investment income	(0.33)	(0.42)		(0.36)	(0.31)	(0.30)
Total distributions	(0.33)	(0.42)		(0.36)	(0.31)	(0.30)
Paid-in-Capital From Redemption Fees (6)	0.00	0.00		0.00	0.00	0.00
Net asset value, end of year	$7.41	$8.84		$9.61	$9.83	$9.42
Total return (2)	(12.95)%	(3.69)%		1.34%	7.72%	(3.87)%
Net assets, at end of year (000s)	$9,286	$19,680		$29,950	$16,849	$9,583
Ratio of gross expenses to average net assets (3)(4)	1.69%	1.39	% (7)	1.39%	1.56%	2.58%
Ratio of net expenses to average net assets (4)(8)	1.35%	1.35	% (7)	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets (4)(5)	2.80%	3.68	% (7)	3.48%	3.41%	1.65%
Portfolio Turnover Rate	148%	347%		143%	120%	443%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the adviser not waived fees or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Excluding interest expense, the following ratios would have been:

March 31, 2019
Gross expenses to average net assets	1.37%
Net expenses to average net assets	1.33%
Net investment income to average net assets	3.70%

(8)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements/recapture by the adviser and affiliates.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed U.S. Sectors Fund Class A

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016 (1)
Net asset value, beginning of period	$9.91	$10.59	$9.89	$8.90	$10.00
Activity from investment operations:
Net investment income/(loss) (2)	(0.01)	0.06	0.04	0.11	0.04	(10)
Net realized and unrealized gain (loss) on investments	(0.52)	(0.09)	0.71	1.07	(1.12)
Total from investment operations	(0.53)	(0.03)	0.75	1.18	(1.08)
Less distributions from:
Net investment income	(0.04)	(0.07)	(0.05)	(0.19)	(0.02)
Net realized gains	—	(0.58)	—	—	—
Total distributions	(0.04)	(0.65)	(0.05)	(0.19)	(0.02)
Paid-in-Capital From Redemption Fees	0.00 (9)	—	—	0.00 (9)	0.00	(9)
Net asset value, end of period	$9.34	$9.91	$10.59	$9.89	$8.90
Total return (3)	(5.41)%	(0.01)%	7.70%	13.45%	(10.83	)% (8)
Net assets, at end of period (000s)	$1,155	$6,240	$7,739	$8,573	$9,197
Ratio of gross expenses to average net assets (4)(6)	1.56%	1.80%	1.82%	2.31%	3.61	% (5)
Ratio of net expenses to average net assets(6)	1.50%	1.50%	1.50%	1.50%	1.50	% (5)
Ratio of net investment income/(loss) to average net assets (6)(7)	(0.09)%	0.59%	0.39%	1.21%	0.54	% (5)
Portfolio Turnover Rate	177%	360%	137%	190%	308	% (8)

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the adviser not waived fees or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed U.S. Sectors Fund Class I

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016 (1)
Net asset value, beginning of period	$9.97	$10.65	$9.92	$8.91	$10.00
Activity from investment operations:
Net investment income (2)	0.06	0.10	0.07	0.12	0.03	(10)
Net realized and unrealized gain (loss) on investments	(0.57)	(0.10)	0.74	1.10	(1.10)
Total from investment operations	(0.51)	0.00 (9)	0.81	1.22	(1.07)
Less distributions from:
Net investment income	(0.07)	(0.10)	(0.08)	(0.21)	(0.02)
Net realized gains	—	(0.58)	—	—	—
Total distributions	(0.07)	(0.68)	(0.08)	(0.21)	(0.02)
Paid-in-Capital From Redemption Fees (9)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$9.39	$9.97	$10.65	$9.92	$8.91
Total return (3)	(5.20)%	0.25%	8.13%	13.88%	(10.66	)% (8)
Net assets, at end of period (000s)	$46,040	$38,842	$40,288	$13,836	$2,393
Ratio of gross expenses to average net assets (4)(6)	1.31%	1.55%	1.57%	2.06%	3.36	% (5)
Ratio of net expenses to average net assets(6)	1.25%	1.25%	1.25%	1.25%	1.25	% (5)
Ratio of net investment income to average net assets (6)(7)	0.53%	0.90%	0.65%	1.22%	0.37	% (5)
Portfolio Turnover Rate	177%	360%	137%	190%	308	% (8)

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the adviser not waived fees or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2020

1.	ORGANIZATION

The Newfound Risk Managed Global Sectors Fund (“Risk Managed Global Sectors Fund”), the Newfound Multi-Asset Income Fund (“Multi-Asset Income Fund”), and the Newfound Risk Managed U.S. Sectors Fund (“Risk Managed U.S. Sectors Fund”) (collectively the “Funds”) are each a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Risk Managed Global Sectors Fund primarily seeks long term capital appreciation and secondarily seeks capital preservation. The Multi-Asset Income Fund seeks income with capital appreciation as a secondary objective. The Risk Managed U.S. Sectors Fund seeks long term capital appreciation with an emphasis on preservation of capital. The Risk Managed Global Sectors Fund commenced operations on May 19, 2014. The Multi-Asset Income Fund commenced operations on September 8, 2014. The Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

Each Fund currently offers Class A and Class I shares. Class C shares for the Multi-Asset Income Fund converted to Class A shares on April 1, 2019. Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the respective Fund and classes of a Fund are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares of a Fund have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects the fair value of the Funds’ holding. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value (“NAV”). Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like a common stock and may be actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

risks of owning the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Futures Contracts – The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies, or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2020 for the Funds’ assets and liabilities measured at fair value:

Newfound Risk Managed Global Sectors Fund
			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$32,023,869	$—	$—	$32,023,869
Investments Purchased As Securities Lending Collateral-Money Market Fund	1,097,499	—	—	1,097,499
Futures contracts **	496,753	—	—	496,753
Total	$33,618,121	$—	$—	$33,618,121

Newfound Multi-Asset Income Fund
			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$11,805,861	$—	$—	$11,805,861
Investments Purchased As Securities Lending Collateral-Money Market Fund	3,798,000	—	—	3,798,000
Money Market Fund	171,917	—	—	171,917
Total	$15,775,778	$—	$—	$15,775,778

Newfound Risk Managed U.S. Sectors Fund
			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$45,602,533	$—	$—	$45,602,533
Investments Purchased As Securities Lending Collateral-Money Market Fund	2,149,140	—	—	2,149,140
Money Market Fund	49,972	—	—	49,972
Futures contracts **	734,489	—	—	734,489
Total	$48,536,134	$—	$—	$48,536,134

The Funds did not hold any Level 2 or Level 3 securities during the period.

*	Refer to the Schedule of Investments for classification by asset class.

**	Net appreciation of futures contracts is reported in the above table.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Offsetting of Financial Assets and Derivative Assets

The Funds’ policy is to recognize a net asset or liability equal to the net variation margin for futures contracts. During the year ended March 31, 2020, the Funds were not subject to any master netting arrangements. The following tables show additional information regarding the offsetting of assets and liabilities at March 31, 2020 for the Funds.

Newfound Risk Managed Global Sectors Fund

					Gross Amounts Not Offset in the Statement of
Assets:					Assets & Liabilities
				Net Amounts of Assets
			Gross Amounts Offset	Presented in the
	Gross Amounts of		in the Statement of	Statement of Assets &		Pledged Collateral
Description	Recognized Assets		Assets & Liabilities	Liabilities	Financial Instruments	Received *	Net Amount
Futures Contracts	$496,753	(1)	$—	$496,753	$—	$496,753	$—
Total	$496,753		$—	$496,753	$—	$496,753	$—

Newfound Risk Managed U.S. Sectors Fund

					Gross Amounts Not Offset in the Statement of
Assets:					Assets & Liabilities
				Net Amounts of Assets
			Gross Amounts Offset	Presented in the
	Gross Amounts of		in the Statement of	Statement of Assets &		Pledged Collateral
Description	Recognized Assets		Assets & Liabilities	Liabilities	Financial Instruments	Received *	Net Amount
Futures Contracts	$734,489	(1)	$—	$734,489	$—	$734,489	$—
Total	$734,489		$—	$734,489	$—	$734,489	$—

(1)	Gross unrealized appreciation as presented in the Schedule of Investments.

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amount and fluctuate in value.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The derivative instruments outstanding as of March 31, 2020 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following is a summary of the location and primary risk exposure of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2020:

Newfound Risk Managed Global Sectors Fund

	Asset Derivatives
Contract Type/Primary
Risk Exposure	Balance Sheet Location	Fair Value
Interest Rate Contract	Unrealized appreciation on futures contracts	$496,753

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Newfound Risk Managed U.S. Sectors Fund

	Asset Derivatives
Contract Type/Primary
Risk Exposure	Balance Sheet Location	Fair Value
Interest Rate Contract	Unrealized appreciation on futures contracts	$734,489

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations as of March 31, 2020:

Newfound Risk Managed Global Sectors Fund

Derivative Investment Type	Location of Derivatives
Interest Rate Futures Contracts	Net change in unrealized appreciation on futures contracts

Newfound Risk Managed U.S. Sectors Fund

Derivative Investment Type	Location of Derivatives
Interest Rate Futures Contracts	Net change in unrealized appreciation on futures contracts

The following is a summary of the Funds’ realized gain and unrealized appreciation on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2020:

Newfound Risk Managed Global Sectors Fund

Realized gain on derivatives recognized in the Statements of Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Year Ended March 31, 2020
Futures contracts	$911,899	$911,899

Net change in unrealized appreciation on derivatives recognized in the Statements of Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Year Ended March 31, 2020
Futures contracts	$496,753	$496,753

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Newfound Risk Managed U.S. Sectors Fund

Realized gain on derivatives recognized in the Statements of Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Year Ended March 31, 2020
Futures contracts	$586,626	$586,626

Net change in unrealized appreciation on derivatives recognized in the Statements of Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Year Ended March 31, 2020
Futures contracts	$734,489	$734,489

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually for the Risk Managed Global Sectors Fund, and quarterly for the Multi-Asset Income Fund and Risk Managed U.S. Sectors Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended 2017-2019, or expected to be taken in the Funds’ March 31, 2020 year-end tax returns. The Funds identified their major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Security Loans – The Funds have entered into a securities lending arrangement with eSecLending, whereby eSecLending facilitates securities lending transactions between the Funds and one or more borrowers (each a “Borrower”). Under the terms of the agreement, the Funds are authorized to loan securities to the Borrower. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Funds’ Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of each Fund. Each Fund has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the Funds’ agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, each Fund is indemnified for such losses by the security lending agreement. Should the Borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market.

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of March 31, 2020:

						Gross Amounts
						Not Offset in
						the Statement
						of Assets &
						Liabilities
				Net Amounts
			Gross Amounts	of Assets
			Offset in the	Presented in
	Gross Amounts		Statements of	the Statements	Financial
	of Recognized		Assets &	of Assets &	Instruments	Cash Collateral		Net Amount of
Assets:	Assets		Liabilities	Liabilities	Pledged	Received		Assets
Newfound Risk Managed
Global Sectors Fund
Description:
Securities Loaned	$1,074,585	(1)	$—	$1,074,585	$—	$1,074,585	(2)	$—
Total	$1,074,585		$—	$1,074,585	$—	$1,074,585		$—
Newfound Multi-Asset
Income Fund
Description:
Securities Loaned	$3,720,811	(1)	$—	$3,720,811	$—	$3,720,811	(2)	$—
Total	$3,720,811		$—	$3,720,811	$—	$3,720,811		$—
Newfound Risk Managed U.S.
Sectors Fund
Description:
Securities Loaned	$2,105,815	(1)	$—	$2,105,815	$—	$2,105,815	(2)	$—
Total	$2,105,815		$—	$2,105,815	$—	$2,105,815		$—

(1)	Value as presented in the Schedule of Investments.

(2)	The amount does not include excess collateral pledged to the counterparty. Detailed collateral amounts are presented in the Statements of Assets and Liabilities.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

The following table breaks out the holdings received as collateral as of March 31, 2020:

Overnight and Continuous
Newfound Risk Managed Global Sectors Fund

Fidelity Government Money Market Portfolio, Institutional Class	$1,097,499

Newfound Multi-Asset Income Fund
Fidelity Government Money Market Portfolio, Institutional Class	$3,798,000

Newfound Risk Managed U.S. Sectors Fund
Fidelity Government Money Market Portfolio, Institutional Class	$2,149,140

3.	INVESTMENT TRANSACTIONS

For the year ended March 31, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $69,047,027 and $78,070,249, respectively, for Risk Managed Global Sectors Fund, $29,948,907 and $61,702,105 respectively, for Multi-Asset Income Fund and $92,034,905 and $86,907,530 respectively, for Risk Managed U.S. Sectors Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Newfound Research LLC serves as the Funds’ investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Trust on behalf of the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others.

As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, calculated and accrued daily and paid monthly, at an annual rate of:

Fund	Average Daily Net Assets	Advisory Fee
Newfound Risk Managed Global Sectors Fund	All Assets	0.79%
Newfound Multi-Asset Income Fund	All Assets	0.69%
Newfound Risk Managed U.S. Sectors Fund	All Assets	0.79%

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until July 31, 2021 to waive a portion of its management fees and reimburse expenses of each Fund, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.75% and 1.50% of average daily net assets attributable to the Risk Managed Global Sectors Fund Class A and Class I shares, respectively, 1.60% and 1.35% attributable to the Multi-Asset Income Fund Class A and Class I shares, respectively, and 1.50% and 1.25% attributable to the Risk Managed U.S. Sectors Fund Class A and Class I shares, respectively. Contractual waivers and expense payments may be recaptured by the Adviser to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at the time of the waiver, within three years of when the amounts were waived.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Funds’ management fees are subsequently less than the agreed upon percentage of average daily net assets attributable

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

to Class A and Class I shares, the Adviser shall be entitled to reimbursement by the Funds for such waiver. For the year ended March 31, 2020, the Adviser waived $66,872 and $28,603 in expenses for the Multi-Asset Income Fund and Risk Managed U.S. Sectors Fund, respectively, pursuant to the Waiver Agreement. For the year ended March 31, 2020, the Adviser recaptured $44,667 from the Risk Managed Global Sectors Fund. As of March 31, 2020, the Adviser has waived fees/reimbursed expenses that may be recovered no later than March 31 of the year indicated below:

	2021	2022		2023
Risk Managed Global Sectors Fund	$109,271	$116,887		$—
Multi-Asset Income Fund	$32,177	$30,214	*	$66,872
Risk Managed US Sectors Fund	$121,599	$147,404		$28,603

*	This amount is inclusive of $22,118 recapture earned but not taken by the Adviser.

The Board has adopted Distribution Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets attributable to their Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser.

The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, for providing shareholder services and for promotional and other sales-related costs. For the year ended March 31, 2020, the Funds accrued the following fees under the Plans:

Fund	Fee
Risk Managed Global Sectors Fund	$9,206
Multi-Asset Income Fund	12,397
Risk Managed U.S. Sectors Fund	8,914

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class I shares. During the year ended March 31, 2020 the Distributor received $115 for the Risk Managed Global Sectors Fund, of which $15 was retained by the principal underwriter or other affiliated broker-dealers. The Distributor received $123 for the Multi-Asset Income Fund, of which $19 was retained by the principal underwriter or other affiliated broker-dealers. The Distributor received $5,719 for the Risk Managed U.S. Sectors Fund, of which $788 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Funds pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	UNDERLYING FUND RISK

Each Underlying Fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the Underlying Fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

6.	REDEMPTION FEES

A 1.00% redemption fee is imposed by the Funds to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 30 days of purchase date. Redemption fees are recorded by the Funds as a redemption of Fund shares and as a credit to paid-in-capital. For the year ended March 31, 2020 the Funds received $553, $3,567, and $836 in redemption fees for the Risk Managed Global Sectors Fund, Multi-Asset Income Fund, and Risk Managed U.S. Sectors Fund, respectively.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The below table represents aggregate cost for federal tax purposes for the Funds as of March 31, 2020 and differs from market value by net unrealized appreciation/depreciation which consisted of:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Aggregate Cost	Appreciation	Depreciation	(Depreciation)
Newfound Risk Managed Global Sectors Fund	$34,617,249	$435,675	$(1,434,803)	$(999,128)
Newfound Multi-Asset Income Fund	15,955,324	187,164	(366,710)	(179,546)
Newfound Risk Managed U.S. Sectors Fund	48,214,905	473,675	(152,446)	321,229

The tax character of Fund distributions paid for the year ended March 31, 2020 and March 31, 2019 was as follows:

	For the year ended March 31, 2020				For the year ended March 31, 2019
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Newfound Risk Managed Global Sectors Fund	$662,374	$68,884	$14,824	$746,082	$86,490	$—	$64,340	$150,830
Newfound Multi-Asset Income Fund	530,640	—	144,847	675,487	2,201,739	—	479,094	2,680,833
Newfound Risk Managed U.S. Sectors Fund	307,937	—	14,135	322,072	531,814	2,500,066	26,921	3,058,801

As of March 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Newfound Risk Managed Global Sectors Fund	$—	$—	$—	$—	$(1,664,237)	$(999,128)	$(2,663,365)
Newfound Multi-Asset Income Fund	—	—	(6,416,007)	—	(1,762,200)	(179,546)	(8,357,753)
Newfound Risk Managed U.S. Sectors Fund	—	—	(134,892)	—	(3,399,195)	321,229	(3,212,858)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (losses) and accumulated net realized losses from investments is primarily attributable to the tax deferral of losses on wash sales and the mark to market on open futures contracts.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Newfound Risk Managed Global Sectors Fund	$177,228
Newfound Multi-Asset Income Fund	—
Newfound Risk Managed U.S. Sectors Fund	66,530

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
Newfound Risk Managed Global Sectors Fund	$1,487,009
Newfound Multi-Asset Income Fund	1,762,200
Newfound Risk Managed U.S. Sectors Fund	3,332,665

At March 31, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Fund	Short-Term	Long-Term	Total	CLCF Utilized
Newfound Risk Managed Global Sectors Fund	$—	$—	$—	$501,943
Newfound Multi-Asset Income Fund	5,346,762	1,069,245	6,416,007	—
Newfound Risk Managed U.S. Sectors Fund	134,892	—	134,892	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, and the reclassification of Fund distributions resulted in reclassifications for the Funds for the year ended March 31, 2020 as follows:

	Paid In	Accumulated
Fund	Capital	Earnings (Losses)
Newfound Risk Managed Global Sectors Fund	$(16,060)	$16,060
Newfound Multi-Asset Income Fund	(144,847)	144,847
Newfound Risk Managed U.S. Sectors Fund	(14,135)	14,135

8.	INVESTMENTS IN UNDERLYING INVESTMENT COMPANIES

The Newfound Risk Managed Global Sectors Fund, Newfound Multi-Asset Income Fund, and Newfound Risk Managed U.S. Sectors Fund (the “Funds”) currently invest a portion of their assets in the iShares 1-3 Year Treasury Bond ETF (the “iShares Portfolio”). The iShares Portfolio seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one and three years. The Funds may redeem their investment from the iShares Portfolio at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so. The performance of the Funds will be directly affected by the performance of the iShares Portfolio. The financial statements of the iShares Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of March 31, 2020, the percentage of the Newfound Risk Managed Global Sectors Fund, Newfound Multi-Asset Income Fund, and Newfound Risk Managed U.S. Sectors Funds net assets invested in the iShares Portfolio were 80.6%, 64.5% and 90.0% respectively.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2020, SP Investment Associates was the record owner of 74.14% of the Risk Managed Global Sectors Fund’s outstanding shares, Wells Fargo was the record owners of 53.47% of the Multi-Asset Income Fund’s outstanding shares, National Financial Services, LLC (“NFS”) and Wells Fargo were the record owners of 53.28% and 37.39% of the Risk Managed U.S Sectors Fund’s outstanding shares, respectively. SP Investment Associates, Wells Fargo and NFS may be the beneficial owners of some or all of the shares for each respective Fund, or may hold the shares for the benefit of others. As a result, SP Investment Associates, Wells Fargo and NFS may be deemed to control the Risk Managed Global Sectors Fund, Multi-Asset Income Fund, and the Risk Managed U.S. Sectors Fund, respectively. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.

The Adviser has an agreement with SP Investment Associates (“Investor”) whereby the Investor agreed to invest at least $25,000,000 in the Risk Managed Global Sectors Fund. The Investor agreed that its shares of the Risk Managed Fund would not be redeemed prior to June 30, 2017 unless certain conditions were met (which did not occur). As such, the Investor, who currently owns greater than 50% of the shares of the Risk Managed Global Sectors Fund, may redeem some or all of its shares in the Risk Managed Global Sectors Fund at any time. The Investor agreed to provide consulting services to the Adviser and assistance in gaining platform access with certain firms for the Adviser’s advised mutual funds and other investment products. In consideration for the mutual covenants of the parties, the Adviser agreed to pay the Investor 10 basis points per year (in monthly installments) based on the amount of the assets invested in the Risk Managed Global Sectors Fund. Such payments are made by the Adviser and not by the fund.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were available to be issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

The Newfound Funds
ADDITIONAL INFORMATION (Unaudited)
March 31, 2020

The Trust held a Special Meeting (the “Special Meeting”) of its shareholders on August 12, 2019 for the purpose of electing trustees of the Trust. Although Patricia Luscombe and Jeffery D. Young have been serving as trustees by appointment since 2015, both were elected by the shareholders for an indefinite period at the Special Meeting. Ms. Luscombe and Mr. Young join James U. Jensen, John V. Palancia and Mark H. Taylor as duly elected trustees of the Trust.

At the close of business June 27, 2019, the record date for the Special Meeting, there were 374,510,202 outstanding shares of the Trust. Shares represented in person and by proxy at the Special Meeting equaled 78.67% of the outstanding shares of the Trust. Therefore, a quorum was present.

With respect to approval of the election of Patricia Luscombe, the following votes were cast:

For Approval	98.54%
Against Approval	0.00%
Abstained	1.46%

With respect to approval of the election of Jeffery D. Young, the following votes were cast:

For Approval	98.49%
Against Approval	0.00%
Abstained	1.51%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III and the Shareholders of Newfound Risk Managed Global Sectors Fund, Newfound Multi-Asset Income Fund, and Newfound Risk Managed U.S. Sectors Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Newfound Risk Managed Global Sectors Fund, Newfound Multi-Asset Income Fund, and Newfound Risk Managed U.S. Sectors Fund (collectively, the Funds), each a separate series of Northern Lights Fund Trust III, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the periods indicated in the table below. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Newfound Funds	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Newfound Risk Managed Global Sectors Fund	For the year ended March 31, 2020	For the years ended March 31, 2020 and 2019	For the years ended March 31, 2020, 2019, 2018, 2017, and 2016
Newfound Multi-Asset Income Fund	For the year ended March 31, 2020	For the years ended March 31, 2020 and 2019	For the years ended March 31, 2020, 2019, 2018, 2017, and 2016
Newfound Managed U.S. Sectors Fund	For the year ended March 31, 2020	For the years ended March 31, 2020 and 2019	For the years ended March 31, 2020, 2019, 2018, 2017, and for the period June 2, 2015(commencement of operations) to March 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of March 31, 2020, by correspondence with the custodian and call option counterparty. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Funds’ auditor since 2015.

Denver, Colorado

May 29, 2020

Renewal of Advisory Agreement – Newfound Risk Managed Global Sectors Fund, Newfound Multi-Asset Income Fund and Newfound Risk Managed U.S. Sectors Fund*

In connection with a meeting held on February 19-20, 2020, the Board of Trustees (the “Board”) of Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreements (the “Advisory Agreements”) between Newfound Research, LLC (the “Adviser”) and the Trust, with respect to the Newfound Risk Managed Global Sectors Fund (“Newfound GS”), Newfound Multi-Asset Income Fund (“Newfound MAI”) and Newfound Risk Managed U.S. Sectors Fund (“Newfound US” and collectively, the “Newfound Funds”). In considering the renewal of the Advisory Agreements, the Trustees received materials specifically relating to Newfound GS, Newfound MAI and Newfound U.S. and the Advisory Agreements.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreements.

Nature, Extent and Quality of Services. The Board observed that the Adviser’s management team had distinguished academic backgrounds with a wide array of skills in portfolio management, tactical quantitative analysis, compliance and technology. The Board remarked that the Adviser promoted a research professional to the portfolio management team, added a quantitative analyst to the research team, and hired an experienced chief compliance officer. The Board discussed that the Adviser’s proprietary quantitative model was used to manage rules-based equity and ETF portfolios. The Board acknowledged that the model, coupled with the Adviser’s own evaluation of market trends and active management style, determined when it was necessary to rebalance Newfound Funds’ portfolios. The Board remarked that the Adviser’s risk management process included a dynamic, volatility-adjusted momentum model to reduce sector exposure and conducting quality control checks when the model generated new allocations. The Board noted that the Adviser monitored compliance with each Newfound Fund’s investment limitations by building those limitations directly into the models. The Board discussed that the Adviser selected and maintained its broker/dealer list based on execution quality and competitive costs, and used a third-party consulting firm to analyze trades to ensure best execution. The Board recognized that the Adviser was known in the industry for its quantitative research, and that the Adviser consistently employed its rules-based models with a focus on risk management. The Board concluded that it could expect the Adviser to continue providing quality service to Newfound Funds and their respective shareholders.

Performance.

Newfound MAI—The Board observed that Newfound MAI underperformed the benchmark S&P 500 TR Index, its peer group and its Morningstar category across all periods. The Board reviewed the Adviser’s position that the blended benchmark provided a better comparison than the S&P 500 TR Index because Newfound MAI had a similar risk level to the blended benchmark and could be used as an income sleeve to complement traditional moderate asset allocation strategies. The Board discussed that the Adviser attributed Newfound MAI’s underperformance to its bias away from equities and tendency to be more income focused instead of equity focused. The Board recognized Newfound MAI’s potential to produce income with reduced risk and had generally performed as expected. The Board concluded the Adviser had provided reasonable returns to Newfound MAI and its shareholders.

Newfound GS—The Board remarked that Newfound GS was a three-star Morningstar star rated Fund that outperformed its peer group over all periods and the Morningstar category over the 1- and 3-year periods. The Board reviewed the Adviser’s position that the blended benchmark provided a better comparison because Newfound GS had a similar risk level to the blended benchmark and could be used as a risk management sleeve to complement a traditional asset allocation model. The Board observed that the Adviser implemented a futures overlay strategy that provided quantitative signals based upon value, momentum, carry and correlation metrics to tactically allocate to U.S. Treasury futures. The Board noted that Newfound GS had the potential to reduce risk during down-trending markets and was not designed to outperform the benchmark during prolong up-trending markets. The Board concluded the Adviser provided reasonable returns to Newfound GS and its shareholders.

Newfound US—The Board commented that Newfound US outperformed its peer group and Morningstar category across all periods. The Board remarked that Newfound US underperformed the Russell 1000 TR Index across all periods and the blended S&P 500 TR Index/U.S. Treasury 1-3 year Index over the 1-year and since inception periods. The Board reviewed the Adviser’s position that the blended benchmark provided a better comparison because Newfound US had a similar risk level and could be used as a risk management sleeve to complement a traditional asset allocation. The Board noted that Newfound US was a four-star rated Morningstar fund with the potential to reduce risk during down-trending markets. The Board concluded the Adviser provided reasonable returns to Newfound US and its shareholders.

Fees and Expenses.

Newfound MAI—The Board observed that the Newfound MAI peer group selected by Broadridge consisted of 14 funds with an average size of $67.3 million. The Board noted that the Adviser’s advisory fee of 0.69% for Newfound MAI was lower than the peer group and Morningstar category averages and medians. The Board discussed that Newfound MAI’s 1.33% net expense ratio was higher than the peer group and Morningstar category averages and medians but lower than the peer group high of 1.80% and Morningstar category high of 1.95%. The Board concluded that the Adviser’s advisory fee for Newfound MAI was not unreasonable.

Newfound GS—The Board remarked that the Newfound GS peer group selected by Broadridge consisted of 13 funds with an average size of $44.6 million. The Board noted that the Adviser’s advisory fee of 0.79% for Newfound GS was on par with the Morningstar category average, but lower than the Morningstar category peer and lower than the peer group average and median. The Board discussed that Newfound GS’s 1.50% net expense ratio was higher than the peer group and Morningstar category averages and medians, but lower than the peer group high of 1.80% and Morningstar category high of 1.95%. The Board concluded that the Adviser’s advisory fee for Newfound GS was not unreasonable.

Newfound US—The Board discussed that the Newfound US peer group selected by Broadridge consisted of 13 funds with an average size of $108.9 million. The Board noted that the Adviser’s advisory fee of 0.79% for Newfound US was on par with the Morningstar category average, but lower than the Morningstar category peer and lower than the peer group average and median. The Board discussed that Newfound US’ 1.25% net expense ratio was lower than the peer group median and average and in line with Morningstar category average. The Board concluded that the Adviser’s advisory fee for Newfound US was not unreasonable.

Economies of Scale. The Board discussed the size of the Newfound Funds and their prospects for growth and concluded that the Adviser did not appear to have achieved meaningful economies with respect to any of the Newfound Funds that would necessitate the establishment of breakpoints at this time. The Board noted the Adviser was willing to discuss the implementation of breakpoints as the assets of the Newfound Funds grew and the Adviser achieved material economies of scale related to their operations. The Board agreed to monitor and revisit this issue at the appropriate time.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its advisory services provided to each of the Newfound Funds. The Board noted that the Adviser was managing Newfound MAI at a modest profit and managing each of Newfound GS and Newfound US at a loss. The Board concluded, therefore, that the Adviser’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Board concluded that renewal of each Advisory Agreements was in the best interests of each Newfound Fund and its respective shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

The Newfound Funds
Expense Examples (Unaudited)
March 31, 2020

Example

As a shareholder of the Funds you will incur two types of costs: (1) transaction costs, including sales loads and/or redemption fees; and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and/or other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from each Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/19	3/31/20	Period	3/31/20	Period

Newfound Risk Managed Global Sectors Fund – Class A (a)	1.75%	$1,000.00	$875.20	$8.20	$1,016.25	$8.82
Newfound Risk Managed Global Sectors Fund – Class I (a)	1.50%	$1,000.00	$877.00	$7.04	$1,017.50	$7.57
Newfound Multi-Asset Income Fund – Class A (a)	1.60%	$1,000.00	$847.10	$7.39	$1,017.00	$8.07
Newfound Multi-Asset Income Fund – Class I (a)	1.35%	$1,000.00	$848.10	$6.24	$1,018.25	$6.81
Newfound Risk Managed U.S. Sectors Fund – Class A (a)	1.50%	$1,000.00	$892.70	$7.10	$1,017.50	$7.57
Newfound Risk Managed U.S. Sectors Fund – Class I (a)	1.25%	$1,000.00	$892.90	$5.92	$1,018.75	$6.31

(a)	Actual Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days and divided by 366.

The Newfound Funds
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2020

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	3	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	3	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	3	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	3	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	3	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of March 31, 2020, the Trust was comprised of 36 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

3/31/20-NLFT III-v1

The Newfound Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2020

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Gemini Fund Services, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-394-9777.

3/31/20-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-394-9777 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available, or will be available on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISOR
Newfound Research LLC
380 Washington Street, Second Floor
Wellesley Hill, MA 02481

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $47,050

2019 - $47,050

(b)	Audit-Related Fees

2020 – None

2019 - None

(c)	Tax Fees

2020 - $9,900

2019 - $9,900

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 – None

2019 - None

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 06/5/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 06/5/2020

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 06/5/2020